SCUDDER  [logo]

Scudder Financial Services Fund

Supplement to Prospectus
Dated September 30, 1997
As Revised January 5, 1998

The following information is to be inserted after the section entitled "Expense information" on page 2.
--------------------------------------------------------------------------------
  The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the audited financial statements.

  If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and financial statements are available in the Fund's Semiannual Report dated February 28, 1998 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                 For the Period
                                                                                November 3, 1997
                                                                                 (commencement
                                                                                of operations) to
                                                                                February 28, 1998
                                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                 $12.00
 Income from investment operations:
 Net investment income                                                                   .02
 Net realized and unrealized gain (loss) on investments                                 1.69
 Total from investment operations                                                       1.71
 Less distributions from net investment income                                          (.03)
 Redemption fees                                                                          --***
 Net asset value, end of period                                                       $13.68
--------------------------------------------------------------------------------------------------------------
 Total Return (%) (b) (c)                                                              14.23**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions)                                                   27
 Ratio of operating expenses, net, to average daily net assets (%)                      1.50*
 Ratio of operating expenses before expense reductions, to average daily net
    assets (%)                                                                          3.18*
 Ratio of net investment income to average daily net assets (%)                          .38*
 Portfolio turnover rate (%)                                                            29.1*
 Average commission rate paid                                                         $.0409

 (a) Based on monthly average shares outstanding during the period.
 (b) Total return would have been lower had certain expenses not been reduced.
 (c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
 *   Annualized
 **  Not annualized
 *** Amount is less than one half of $.01.
--------------------------------------------------------------------------------------------------------------

April 9, 1998

Scudder Health Care Fund


Scudder Technology Fund
Supplement to Prospectus
dated January 5, 1998

The   following   text  is  inserted  in  the  section   entitled   "Shareholder
benefits--A team approach to investing."

Scudder Health Care Fund Co-Lead Portfolio Managers Kimberly Purvis and Jim Fenger have responsibility for the Fund's day-to-day management and investment strategies. Ms. Purvis, who joined the Adviser in 1997, has 14 years of industry experience and focuses on health care services (hospitals, HMO's, etc.), medical supply distributors and medical device companies. Mr. Fenger has 15 years of investment industry experience and specializes in pharmaceutical (domestic and foreign) and biotechnology companies, as well as medical technology and hospital supply firms. Mr. Fenger has been a healthcare investment analyst with the Adviser for 15 years. Sally Yanchus, Portfolio Manager, contributes expertise in small cap medical devices and medical technology companies for the global equity group. Prior to joining the Adviser in September 1997, Ms. Yanchus was a sell-side analyst for six years covering various health care industries. Leefin Lai, Portfolio Manager, has over 5 years of investment industry experience and specializes in small- and mid-cap technology and biotechnology companies. Prior to joining the Adviser, Ms. Lai was a senior tax accountant for Baxter Healthcare Corporation and a tax specialist for KPMG Peat Marwick. William Truscott serves as a Portfolio Manager for the Fund. Mr. Truscott, who joined the Adviser in 1992 and has 15 years of investment industry experience, was a portfolio manager and equity research analyst from 1992 to 1996, focusing on Latin American securities. He is currently the Adviser's Director of Global Equity Research.

Scudder  Technology  Fund

Brooks Dougherty, Lead Portfolio Manager, joined the Adviser in 1993 as an equity analyst specializing in technology companies. Mr. Dougherty has 14 years of industry experience. Robert Horton, Portfolio Manager, joined the Adviser in 1996 and has 9 years of industry experience. Virginea Stuart, Portfolio Manager, joined the Adviser in 1996 and has 4 years of industry experience. Paul Svetz, Portfolio Manager, joined the Adviser in 1988 and has over 25 years of industry experience. Christine Chien, Portfolio Manager, specializes in networking, semiconductors, semiconductor equipment, personal computers, workstations, CAD/CAM and household products. Ms. Chien, who has 11 years of investment industry experience, joined the Adviser in 1991. Deb Koch, Portfolio Manager, is responsible for security analysis for software/data services, aerospace/defense and conglomerates. Ms. Koch joined the Adviser in 1992. William Truscott serves as a Portfolio Manager for the Fund. Mr. Truscott, who joined the Adviser in 1992 and has 15 years of investment industry experience, was a portfolio manager and equity research analyst from 1992 to 1996, focusing on Latin American securities. He is currently the Adviser's Director of Global Equity Research.

April 9, 1998